UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2026

Tectonic Therapeutic, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38537	81-0710585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Arsenal Way, Suite 200 Watertown, Massachusetts	02472
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (339) 666-3320

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	On Which Registered
Common Stock, $0.0001 par value per share	TECX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 8, 2026, Tectonic Therapeutic, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 13, 2026, the record date for the Annual Meeting, 18,848,500 shares of common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

Proposal 1: Election of Directors

Timothy A. Springer and Stefan Vitorovic were elected as Class II directors, to hold office until the 2029 Annual Meeting of Stockholders and their successors are duly elected and qualified, or until their earlier death, resignation or removal. The final voting results are as follows:

Name of Director Elected	Votes For	Votes Withheld	Broker Non-Votes
Timothy A. Springer	11,461,485	2,963,750	2,806,066
Stefan Vitorovic	13,937,996	487,239	2,806,066

Proposal 2: Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,225,948	3,831	1,522	0

Proposal 3: Advisory Approval on Executive Compensation

The stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s proxy statement for the 2026 Annual Meeting. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,292,497	118,271	14,467	2,806,066

Item 8.01 Other Events.

On June 10, 2026, the Company issued a press release titled “Tectonic Therapeutic Completes Enrollment in TX45 APEX Phase 2 Clinical Trial in PH-HFpEF Patients.” A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and, other than the quotes contained therein, is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated June 10, 2026.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tectonic Therapeutic, Inc.

Date: June 10, 2026	By:	/s/ Daniel Lochner
Daniel Lochner
Chief Financial Officer